Exhibit 10.42


                          MASTER ASSUMPTION AGREEMENT,
                        SUPPLEMENTAL INDENTURE NO. 1 and
                    AMENDMENT TO TITLE XI FINANCE AGREEMENTS


         This MASTER ASSUMPTION AGREEMENT, SUPPLEMENTAL INDENTURE NO. 1 AND AMENDMENT TO TITLE XI FINANCE AGREEMENTS, by and among

PERFORADORA CENTRAL, S.A. De C.V., a Mexican Corporation (hereinafter referred to as "Original Shipowner"), PC 2 SA DE CV ( "PC 2"), the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (hereinafter referred to as the "Secretary") and Bank One Trust Company, N.A., a national banking association, successor to First National Bank of Commerce (said bank, its successor or assign, herein called the "Indenture Trustee"), is dated as of March 15, 2001.

                                  WITNESSETH:

         WHEREAS, the Original Shipowner issued bonds designated "United States Government Guaranteed Export Ships Financing Bonds, 1998 series" (the "Obligations" or the "Bonds") pursuant to a Trust Indenture dated November 5, 1998 (the "Trust Indenture") by and between the Original Shipowner and the Indenture Trustee for the purpose of financing a LeTourneau design Super 116 C Jackup Drilling Unit named TONALA, Patente No. 26807-00 (the "Vessel");

         WHEREAS, the Secretary executed and the Original Shipowner accepted a Commitment to Guarantee Obligations dated November 5, 1998, Contract No. MA-13448 (the "Commitment"), pursuant to Title XI of the Merchant Marine Act, 1936, as amended, under which the United States of America agreed to guarantee (the "Guarantee Transaction") the payment of the unpaid interest on, and the unpaid balance of the principal of the Obligations (the "Guarantees");

         WHEREAS, on November 5, 1998, the Indenture Trustee and the Secretary entered into an Authorization Agreement, Contract No. MA-13449 (the "Authorization Agreement"), which established procedures for, among other thing, the delivery of the Guarantees and the Obligations;

         WHEREAS, in consideration of the execution and delivery of the Guarantees by the Secretary and pursuant to the terms of a Security Agreement dated November 5, 1998 by and between the original Shipowner and Secretary, Contract No. MA-13450 as amended by Amendment No. 1 to Security Agreement dated January 21, 2000 (collectively referred to herein as the "Security Agreement"), the Original Shipowner made and delivered to the Secretary its promissory note dated November 5, 1998 in the aggregate principal amount of $70,528,000.00 (the "Secretary's Note");

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

         WHEREAS, as security for payment of the Secretary's Note, the Original Shipowner, among other things, executed and delivered to the Secretary a First Preferred Ship Mortgage dated January 21, 2000 (the "Mortgage") upon the Vessel, pursuant to the then effective and applicable ship mortgage laws of the United States of America and the Republic of Panama;

         WHEREAS, the Original Shipowner and the Secretary entered into a depository agreement, Contract No. 13453, dated November 5, 1998 (the "Depository Agreement");

         WHEREAS, the Original Shipowner and the Secretary have entered into a Title XI Reserve Fund and Financial Agreement dated November 5, 1998, Contract No. MA-13452 as amended by Amendment No. 1 to the Title XI Reserve Fund and Financial Agreement dated January 21, 2000 (the "Reserve Fund Agreement") and together with the Obligations, Mortgage, the Secretary's Note, the Trust Indenture, the Depository Agreement, the Security Agreement, the Authorization Agreement and documents related to the Guarantee Transaction, hereinafter referred to as (the "Title XI Documents");

         WHEREAS, the Mortgage was duly recorded on January 21, 2000, in the New York, New York office of the Consulate of the Republic of Panama at FICHA:
22,400, DOCUMENTO: 67,653 at 2:24 p.m.;

         WHEREAS, the Original Shipowner entered into a bareboat charter agreement with Chiles Offshore L.L.C. ("Chiles") dated November 30, 1999 as amended on January 21, 2000 (hereinafter the "Charter") wherein the Original Shipowner chartered the Vessel to Chiles;

         WHEREAS, Grupo Industrial Atlantida S.A. de C.V. ("GIA"), the sole shareholder of the Original Shipowner, prior to or on the date hereof, adopted a resolution authorizing the partition of specific assets and liabilities, namely the Vessel and the Obligations, and will have formed PC 2 SA DE CV ("PC 2"), a Mexican corporation, and on the date hereof transferred the Vessel from the Original Shipowner to PC 2, subject to the obligations under the Title XI Documents;

         WHEREAS, after the date hereof, PC 2 will merge into GIA and will thereby contemporaneously transfer the Vessel from PC 2 to GIA, subject to the obligations under the Title XI Documents;

         WHEREAS, after the date hereof, GIA will have formed GIA 2 SA DE CV (GIA 2), a Mexican corporation and GIA will adopt a resolution authorizing the partition of specific assets and liabilities, namely the Vessel and the Obligations and the attendant transfer of the Vessel and the Obligations to GIA 2, subject to the obligations under the Title XI Documents;

         WHEREAS, the stockholders of GIA 2 will adopt resolutions authorizing the change of nationality of GIA 2 from Mexico to Delaware, and will have formed a wholly owned Delaware subsidiary named Tonala Delaware, Inc. ("TD"), and will execute and deliver a bill of sale transferring the Vessel from GIA 2 to TD, subject to the obligations under the Title XI Documents;


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         WHEREAS, Chiles has been converted into Chiles Offshore, Inc., a
Delaware corporation ("Chiles, Inc.") and Chiles, Inc. will merge with GIA 2 , resulting in TD being a wholly owned subsidiary of Chiles, Inc.;

         WHEREAS, amounts remain payable with respect to the Obligations;

         WHEREAS, Section 8.01 of the Trust Indenture, Article VIII of Exhibit 1 to the Security Agreement and Section 8 (c)(7) of the Reserve Fund Agreement require the prior written consent of the Secretary to the transfer of the Vessel and further require the parties to enter into to certain supplemental or amended agreements;

         WHEREAS, (i) the Secretary desires to consent to the transfer and confirm the continuing validity of the Guarantees, (ii) PC 2 desires to assume the Obligations of the Original Shipowner under the Obligations, Trust Indenture, Commitment, Security Agreement, Mortgage, Secretary's Note, Reserve Fund Agreement, the Depository Agreement and Charter, each as amended, and
(iii) the parties hereto wish to amend and confirm certain of the aforementioned agreements and instruments in the manner set forth below; and

         WHEREAS, simultaneously with the execution of this Agreement, PC 2 executed a First Supplemental Endorsement to the Secretary's Note (the "Supplemental Endorsement") and an Assumption Agreement and Supplement No. 1 to the First Preferred Ship Mortgage (the "Mortgage Supplement");

         NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Original Shipowner, Secretary, Indenture Trustee and PC 2 (and each subsequent assuming shipowner, upon the execution of an Intervention and related documents in the form of Exhibits "A-D" attached hereto) agree as follows:

         ARTICLE I

         ASSIGNMENT, ASSUMPTION AND CONSENT

         SECTION 1.01. Assumption By PC 2. The Original Shipowner hereby assigns all of its right, title, interest in and obligations under the Title XI Documents to PC 2 and PC 2 hereby assumes all of the Original Shipowner's right, title, interest in and obligations under the Title XI Documents and further hereby expressly assumes the performance of the Title XI Documents and the Trust Indenture and expressly assumes the payment of the principal of and interest on the Obligations in accordance with the terms of the Obligations and of the Trust Indenture, as amended through the date hereof, and hereby expressly assumes all rights and privileges of the Original Shipowner arising under, and all obligations duties and liabilities of the Original Shipowner to make all payments and to perform, observe and abide by all singular covenants and provisions of, or

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

arising under, the Obligations, the Trust Indenture, the Security Agreement, the Reserve Fund Agreement, the Depository Agreement and the Charter in each case as amended through the date hereof and as if PC 2 were the signatory thereto. PC 2 hereby expressly confirms and agrees to the Secretary's continuing security (as set forth in the Security Agreement) and agrees to take all actions necessary to preserve the Secretary's current priority status therein. PC 2 is hereby substituted for and shall be fully liable for each and every representation and covenant of the Original Shipowner to the same extent, and with the same effect, as if PC 2 was a signatory to the Title XI Documents and any instruments delivered by the Original Shipowner thereunder, provided that PC 2 shall not be liable for any representation or covenants contained therein that has lapsed by its own terms.

         SECTION 1.02. Consents of Secretary. The Secretary hereby (i) consents to this Agreement including this Supplemental Indenture No. 1, (ii) consents to the acquisition of the Vessel and the assumption of all liabilities associated therewith by PC 2, (iii) agrees to execute all documents, if any, necessary to redocument the Vessel and record the Supplement No. 1 to the Mortgage in Panama; provided that:

         (a) At the time of the transfer of the Vessel, PC 2 shall have executed and delivered to the Secretary the Supplemental Endorsement and shall have delivered to the Secretary a copy of the Mortgage Supplement and the appropriate form filed for recordation with the Republic of Panama;

         (b) On or prior to the date hereof, the Original Shipowner shall have delivered to the Secretary a certificate of its Chief Financial Officer stating that there are no claims, liens, mortgages or other encumbrances ("Encumbrances") bearing upon the Vessel, except the Mortgage, as amended through the date hereof, or those permitted by Section 2.02 of the General Provisions of the Security Agreement;

         (c) The Secretary shall have received an opinion of counsel of PC 2, in form and substance satisfactory to the Secretary dated as of the date hereof, to the effect that, inter alia, (i) PC 2 is duly incorporated and in good standing in its respective state of incorporation as a corporation authorized to engage in the business in which it is currently engaged and (ii) PC 2 shall assume and be bound by all obligations and liabilities of the Original Shipowner by operation of law at the effective time of the transfer, in the form attached;

         (d) Prior to the date hereof, PC 2 shall have delivered to the Secretary certificates issued by the Republic of Mexico to the effect that PC 2 is in good standing under the laws of Mexico.

         SECTION 1.03.  Delivery of Documents by the Secretary.

         (a) PC 2 and the Indenture Trustee hereby acknowledge receipt of an opinion of counsel of the Secretary dated as of the date hereof to the effect that the Guarantees shall


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

                  remain in full force and effect following the consummation of the transfer.

         (b) The form of the fundamental documents necessary to effect the transfer of the obligations set forth in the Title XI Documents to GIA, GIA 2 and TD are attached hereto as Exhibits A, B, C and D are hereby approved by the Secretary.

         ARTICLE II

         AMENDMENT OF AGREEMENTS

         SECTION 2.0. General Amendments. All references to the Original Shipowner or to Perforadora Central S.A. de C.V. in the Obligations, Trust Indenture, Authorization Agreement, Security Agreement, Mortgage, Secretary's Note, Reserve Fund Agreement, and any attachment or exhibit thereto, shall be deemed to refer to and to bind PC 2; provided however that Perforadora Central S.A. de C.V. shall remain liable for payment of all sums set forth in the Secretary's Note until final transfer of the Vessel to Tonala Delaware, Inc.

         SECTION 2.01. Specific Amendment. (a) The Security Agreement, as amended by Amendment No. 1 to the Security Agreement and by Section 2.00 hereof, is hereby further amended by adding the following:

                  (p) Each party hereto (other than the Indenture Trustee) acknowledges that the Mortgage and the Secretary's Note are amended by the Mortgage Supplement and the Supplemental Endorsement, respectively, each of which is a separate instrument defined elsewhere herein and each of which is hereby incorporated herein and made a part hereof by reference.

         SECTION 2.02. Effect of Amendments. This Agreement shall be deemed to constitute the following instruments:

                  (a) Assumption Agreement and Supplemental Indenture No. 1 to Trust Indenture;

                  (b)      Supplement No. 1 to Authorization Agreement;

                  (c) Assumption Agreement and Amendment No. 2 to Security Agreement; and

                  (d) Assumption Agreement and Amendment No. 2 to Title XI Reserve Fund and Financial Agreement.

                  (e)      Amendment No. 1 to Depository Agreement.

         SECTION 2.03. Confirmation of Agreements and Obligations. The Obligations, the Trust Indenture, the Authorization Agreement, the Security Agreement, the Mortgage, the Secretary's Note as amended and supplemented by the Supplemental Endorsement, the Reserve Fund Agreement, the Mortgage Supplement, the Depository Agreement and this Agreement (collectively, the "Title XI Finance Agreements") are each in all respects confirmed by their respective parties thereto and shall, as so amended and supplemented, remain in full force and effect. On behalf of the United States of America, the Secretary hereby confirms the validity and enforceability of the Guarantees of the Obligations, each of which shall remain in full force and effect following consummation of the merger, and shall inure to the benefit of the holders of the Obligations, the Assuming Shipowner and the Indenture Trustee.

         ARTICLE III

         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ORIGINAL SHIPOWNER AND ASSUMING SHIPOWNER

         SECTION 3.01. Representations and Warranties of the Original Shipowner. The Original Shipowner hereby represents and warrants that:

         (a) The Original Shipowner has been duly organized and is validly existing under the laws of the Republic of Mexico;

         (b) The Original Shipowner has taken all actions necessary to obtain authorization from its Board of Directors or otherwise to enter into, deliver and bind itself to the terms of the transfer of the Vessel to PC 2 and this Agreement and has duly executed and delivered to the respective parties hereto the documentation transferring the Vessel and this Agreement, which are binding upon the Original Shipowner in accordance with the respective terms of each;

         (c) The Original Shipowner's execution and delivery of the documentation transferring the Vessel and this Agreement are not contrary to any provisions of its Certificate of Incorporation, by-laws, any agreements to which it is a party, or any rule, regulation, judgment or statute to which it is subject;

         (d) There is no existing Indenture Default, as defined in the Trust Indenture, or any existing Default, as defined in the Security Agreement; and

         (e) There are no encumbrances bearing upon the Vessel, except the Mortgage as amended through the date hereof, or those permitted by section 2.04(a) of the General Provisions of the Security Agreement, as amended through the date hereof.

         SECTION 3.02. Representations and Warranties of PC 2. PC 2 hereby represents and warrants that:

         (a) PC 2 has been duly organized and is validly existing under the laws of Mexico and is authorized to own and operate the Vessel;

         (b) PC 2 has taken all actions necessary to obtain authorization from its Board of Directors or otherwise to enter into, deliver and bind itself to the terms of the bill of sale, this Agreement, the Mortgage Supplement, and the Supplemental Endorsement and has duly executed and delivered each such agreement or instrument to the respective parties hereto which are binding upon PC 2 in accordance with the respective terms of each;

         (c) The execution, delivery and performance by PC 2 of this Agreement is not in contravention of the Articles of Incorporation or By-Laws of PC 2 or any indenture, agreement or undertaking to which PC 2 is a party or by which it is bound, or any rule, regulation, statute or judgment to which it is subject;

         (d) There is no existing Indenture Default, as defined in the Trust Indenture, or any existing Default, as defined in the Security Agreement; and

         (e) There are no encumbrances bearing upon the Vessel except the Mortgage, as amended through the date hereof, or those permitted by Section 2.04 (a) of the General Provisions of the Security Agreement, as amended through the date hereof.

         SECTION 3.03. Covenants of PC 2. PC 2 hereby covenants and agrees that it will take all actions necessary to record in the Public Registry for the Republic of Panama the Mortgage Supplement and any and all forms as may be required to re-document the Vessel under the laws of the Republic of Panama to show its ownership by PC 2, and it is subject to the preferred status of the Mortgage, as amended by the Mortgage Supplement.


         ARTICLE IV

         SECTION 4.01 Release. Upon the execution and delivery by the Secretary and TD of the Intervention, Supplement No. 4 to the First Preferred Mortgage, and the Fourth Supplemental Endorsement to the Secretary's Note and related documents in the forms attached hereto as Exhibit D, the Original Shipowner, PC 2, GIA and GIA 2 will be released from any and all responsibility or liability for the Obligations.

         SECTION 4.02. Construction. This Agreement shall be construed in connection with and as a part of Schedule X to the Security Agreement and, where applicable, shall be governed by the Federal Law of the United States of America, and in the absence of such laws, by the laws of the State of Louisiana.

         SECTION 4.03. Recitals. The Recitals and Statements contained in this Agreement shall be taken as Recitals and Statements of the Original Shipowner and each assuming shipowner, and neither the Secretary nor the Indenture Trustee assumes any responsibility for the correctness thereof.

         SECTION 4.04. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

         SECTION 4.05. Amendments and Assignments. This Master Assumption Agreement may be amended only with the Secretary's prior written consent, and only by means of a written amendment or an Intervention in the forms attached hereto as Exhibits B-D, executed by the Secretary, the applicable assuming shipowner and the Indenture Trustee. This Master Assumption Agreement shall not be assigned without the Secretary's prior written consent, and any attempt to do so shall be null and void ab initio.

         SECTION 4.06. Definitions. Capitalized terms not defined hereto shall have the meaning set forth in Schedule X to the Security Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the day and year first above written.

ATTEST:                                  PERFORADORA CENTRAL, S.A. De C.V.
                                         (A Mexican Corporation)

/s/ JAVIER ALVAREZ MORPHY                BY: /s/ PATRICIO ALVAREZ MORPHY
-------------------------------             ---------------------------------
JAVIER ALVAREZ MORPHY,                           PATRICIO ALVAREZ MORPHY
SECRETARY                                        PRESIDENT

ATTEST:                                   UNITED STATES OF AMERICA
                                          (Secretary of Transportation)

/s/ PATRICIA E. BYRNE                     BY: /s/ JOEL C. RICHARD
-------------------------------             ------------------------------
PATRICIA E. BYRNE,                              JOEL C. RICHARD, SECRETARY
ASSISTANT SECRETARY                             MARITIME ADMINISTRATION


ATTEST:                                   BANK ONE TRUST COMPANY, N.A.

/s/ BENJAMIN SCHUPP                       BY: /s/ TIMOTHY C. BRENNAN
-------------------------------              -----------------------------
NAME: BENJAMIN SCHUPP                     NAME: TIMOTHY C. BRENNAN
TITLE: ATTORNEY                           TITLE:  REGIONAL ACCOUNT
                                                   EXECUTIVE AND AUTHORIZED
                                                   OFFICER


ATTEST:                                   PC 2 SA DE CV

/s/ JAUIER ALVAREZ MORPHY                 BY: /s/ PATRICIO ALVAREZ MORPHY
------------------------------               --------------------------------
NAME:  JAUIER ALVAREZ MORPHY                    PATRICIO ALVAREZ MORPHY
TITLE:                                          PRESIDENT

                                 ACKNOWLEDGMENT


DISTRICT OF COLUMBIA

CITY OF WASHINGTON

         I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that Joel Richard, Secretary, Maritime Administrator, personally appeared before me in said District, executed the foregoing instrument in his official capacity and acknowledges this act as said officer of the Maritime Administration.

         Given under my hand and seal this 15th day of February, 2001.


                                          /s/ MELINDA M. ALLEN
                                          ------------------------------------
                                          NOTARY PUBLIC

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS

         On this 9th day of March, 2001, before me appeared:


                               TIMOTHY C. BRENNAN

to me personally known, who, being by me duly sworn, did say that he is a Regional Account Executive and Authorized Officer of Bank One Trust Company, N.A., one of the corporations described in and which executed the foregoing instrument, and that the seal affixed to such instrument is the corporate seal of such corporation and that such instrument was signed and sealed on behalf of such corporation by authority of the Board of Directors and he acknowledged such instrument to be the free act and deed of such corporation.

                                                /s/ TIMOTHY C. BRENNAN
                                                ------------------------------



SWORN TO AND SUBSCRIBED BEFORE
ME THIS 9TH DAY OF MARCH, 2001.

/s/ BENJAMIN O. SCHUPP
------------------------------------
         NOTARY PUBLIC




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